BILL OF SALE AND GENERAL ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CRESTVIEW MHP LLC, a North Carolina limited liability company ("*Assignor*"), as of this 24 day of December 2020, does hereby grant, bargain, sell, transfer, convey, assign, and deliver unto GVEST HOMES I LLC, a Delaware limited liability company ("*Assignee*"), all of Assignor's right, title and interest (if any, none being warranted hereby, and only to the extent legally assignable or transferrable by Assignor) in and to the following (collectively, the "*Property*"):

(a) All mobile homes or manufactured homes set forth on Exhibit A attached hereto and incorporated herein by reference (the "*Homes*");

(b) All mechanical systems and equipment comprising a part of or attached to the Homes, including, but not limited to electrical systems, plumbing systems, heating systems, air conditioning systems, security, alarm and entry systems, and satellite, cable or other television systems, but not those mechanical systems or equipment that are a part of the real property on which such Homes are situated;

(c) All licenses, permits, approvals and authorizations required for the use and operation of the Homes, but not any licenses, permits, approvals or authorizations relating to the real property on which such Homes are situated;

(d) All warranties, guaranties or bonds covering any of the Homes, but not any warranties, guaranties or bonds covering the real property on which such Homes are situated; and

(e) All intangible property, goodwill, rights and privileges owned by Assignor and in any way related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the Homes, but not to the extent related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the real property on which such Homes are situated.

TO HAVE AND TO HOLD the Property unto Assignee, its successors and assigns forever.

Assignor agrees to take such other actions as reasonably necessary to convey title to the Homes to Assignee, including delivering available certificates of title together with any DMV forms, powers of attorney or other documentation that be reasonably necessary to transfer title to such Homes.

THE PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN "AS IS," "WHERE IS," "WITH ALL FAULTS" CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF TRANSFER, QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE'S INTENDED USE OR PURPOSE.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor has executed this Bill of Sale and General Assignment as of the date first set forth above.

ASSIGNOR:

CRESTVIEW MHP LLC,
a North Carolina limited liability company

By: Manufactured Housing Properties Inc.,
a Nevada corporation, its Sole Member

By: ______________________
Name: Raymond M. Gee
Its: Chief Executive Officer

ASSIGNEE:

CVEST HOMES I LLC.
a Delaware limited liability company

By: ______________________
Name: Raymond M. Gee
Title: Manager

4845-0993-9410, v. 1

Exhibit A

List of Homes

[attached]

Address	Lot #	Model Year	Manufacturer	VIN#	Width	Length	Purchase Price
1 Leisure Lane	1	1994	Hort MH	H103479G	14	70	13,217.14
2 Leisure Lane	2	1999	Norr Winchester	NO1025427TN	14	66	13,217.14
5 Leisure View	5	1995	Oakw MH	HONC38014CK3307540	14	80	19,631.34
7 Leisure Lane	7	1996	Kirk MH	13834484	14	76	19,040.94
9 Leisure Lane	9	1998	Oakw MH	HONC03315108	14	70	16,521.42
10 Leisure Lane	10	1995	Norr		14	76	15,160.83
14 Leisure View	14	1996	Oxfo	OHC004972NC	14	76	16,521.42
17 Leisure View	17	1999	Norr	NO1024627TN	14	76	18,654.91
18 Leisure View	18	2000	Clay	CWP007052TN	14	80	19,048.23
19 Leisure View	19	1996	Spri MH	8Y140975I	14	80	17,024.55
21 Leisure Lane	21	1996	Flee Edge	NCFLT41A45178EW12	14	70	19,019.56
23 Leisure Lane	23	1994	Ceda	80141068G	14	80	19,048.23
24 Leisure Lane	24	1996	Oakw Clayton	16L06632	14	72	13,217.14
29 Leisure Lane	29	1998	Norr	N01024073TN	14	66	13,217.14
35 Leisure Lane	35	1996	Kent Giles	GI16385	14	76	19,048.23
37 Leisure Lane	37	1996	Redm	13833323	14	76	13,217.14
39 Leisure Lane	39	1996	Coug General	GMHGA245959092	14	76	13,217.14
42 Leisure Lane	42	1993	Clay	CLM055926TN	14	66	13,217.14
44 Leisure Lane	44	1996	Will MH	NO1021848TN	14	80	19,048.23
45 Leisure Lane	45	1992	Free	HONC57014CK2514409	14	66	13,217.14
49 Leisure Lane	49	2000	Redm	13847737	14	80	18,611.45
51 Leisure Lane	51	1996	Pion	PH1305GA8986	14	76	13,217.14
53 Leisure Lane	53	1995	Coro	NCFLR41A32927CV12	14	70	14,188.98
54 Leisure Lane	54	1995	Ceda	80140750H	14	80	13,217.14
55 Leisure Lane	55	1995	Mead Skyline	2N140502H	14	70	15,743.94
57 Leisure Lane	57	1996	Redm MH	13834268	14	80	20,785.85
61 Leisure Lane	61	1989	Palm	PH113193	14	70	14,577.72
63 Leisure Lane	63	2002	Clay	CWP010974TN	14	70	13,217.14
65 Leisure Lane	65	1996	Flee	NCFLT41A45181EW12			16,724.75
66 Leisure Lane	66	1999	REDM	13845816	14	80	19,048.23
67 Leisure Lane	67	1998	Flee	VAFLW19A48679SB12	14	80	18,866.76
69 Leisure Lane	69	2001	Oakw	HONC03321635	14	66	19,048.23
72 Leisure Lane	72	1991	Clay	CLM051009TN	14	66	19,048.23
77 Leisure View	77	1998	Flee	VAFLV19A48478SB12	14	76	5,143.76
78 Leisure Lane	78	1996	Redm	13834246	14	52	19,048.23
79 Leisure View	79	1996	Redman	13834942	14	70	13,217.14
80 Leisure View	80	1998	Kent	GI19616	14	70	13,217.14
84 Leisure Lane	84	1996	Norr	NO1021208TN	14	70	19,019.56
87 Leisure Lane	87	1998	Redm	13841924	14	70	19,048.23
88 Leisure Lane	88	1997	Flee Vogu	NCFLV41A38096VL13	14	76	19,048.23
89 Leisure View	89	2001	Redm	13848236	14	70	19,048.23
91 Leisure View	91	2001	Clay	CLM077257TN			19,048.23
94 Leisure View	94	1987	Palm	PH140189	14	76	13,217.14
95 Leisure Lane	95	1998	Clar Fleetwood	VAFLJ19A22904CM	14	70	19,040.94
96 Leisure View	96	1996	Flee Edge	CWP003704TN	14	70	18,866.76
98 Leisure View	98	1998	Clay	HONC03318224	14	76	19,048.23
99 Leisure View	99	1998	Redm	13842472	14	70	17,025.03
100 Leisure View	100	1995	Flee Vogu	NCFLR41A32359VO	14	76	19,048.23
101 Leisure View	101	1997	Clay	CLM066825TN			16,521.42
105 Leisure View	105	1996	Kent Giles	GI16732	14	76	19,048.23
107 Leisure View	107	2000	REDM	13847827	14	80	19,048.23
110 Leisure View	110	1997	Norr	NO10222922TN	14	76	19,048.23
112 Leisure View	112	2000	Redm	13846026	14	80	19,048.23
92 Crest Hill Road	92 Crest	1999	Redm	13845473	14	80	19,048.23
							903,648.13